EFH Corp. Q2 09 Investor Call August 4, 2009 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC).  In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program.  In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q2 09 Review Paul Keglevic Executive Vice President & CFO

3 (251) (248) Adjusted (non-GAAP) operating loss attributable to EFH Corp.
(299) - (299) Unrealized mark-to-market net (gains) on interest rate swaps
-
206
(155)
Q2 09
(9) 9 Other (noncash)
(2,865) 3,071 Unrealized commodity-related mark-to-market net losses
Items excluded from adjusted (non-GAAP) operating earnings (after tax):
3,176 (3,331) GAAP net loss attributable to EFH Corp.
Change
Q2 08 Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
Q2 09 vs. Q2 08; $ millions, after tax
1
See Appendix for Regulation G reconciliations and definition.
EFH Corp. Adjusted (Non-GAAP) Operating Results
1

90 - 90 Goodwill impairment charge (noncash)
(21) (491) (512) Adjusted (non-GAAP) operating loss attributable to EFH Corp.
(432) - (432) Unrealized mark-to-market net (gains) on interest rate swaps
-
(457)
287
YTD 09
(11) 11 Other (noncash)
(4,555) 4,098 Unrealized commodity-related mark-to-market net (gains) losses
Items excluded from adjusted (non-GAAP) operating earnings (after tax):
4,887 (4,600) GAAP net income (loss) attributable to EFH Corp.
Change
YTD 08 Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
YTD 09 vs. YTD 08; $ millions, after tax
1
See Appendix for Regulation G reconciliations and definition.
EFH Corp. Adjusted (Non-GAAP) Operating Results
1

Consolidated: key drivers of the change in EFH Corp. (non-GAAP) operating results
Q2 09 vs. Q2 08; $ millions, after tax
13 Higher margin from asset management activities and other, net
(12) Higher retail system and outsourcing transition costs and increased bad debt expense
7 Lower plant outage maintenance costs
(14) Higher depreciation and amortization expense
12 Lower amortization of intangibles arising from purchase accounting
20 Higher output from nuclear-fueled plants
26 Lower purchased power costs during plant outages
71 Contribution margin
22 Total improvement - Competitive business
Regulated business:
(16) Net income attributable to noncontrolling interests
Competitive business :
(3) Lower results due to milder weather and a weaker economy
(30) Higher interest expense primarily due to increased amortization of interest rate hedge losses
3 Total change in adjusted (non-GAAP) operating results
Better
(Worse)
Than
Q2 08
Description/Drivers
1 Competitive business consists of Competitive Electric Segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results
1

Consolidated: key drivers of the change in EFH Corp. (non-GAAP) operating results
YTD 09 vs. YTD 08; $ millions, after tax
(30) Total decrease – Regulated business
Regulated business:
(40) Higher interest expense primarily due to increased amortization of interest rate hedge losses
8 Lower plant outage maintenance costs
(19) Higher depreciation and amortization expense
26 Higher output from nuclear-fueled plants
32 Lower amortization of intangibles arising from purchase accounting
39 Lower purchased power costs during plant outages
24 Higher margin from asset management activities and other, net
121 Contribution margin
37 Total improvement - Competitive business
(16) Lower results due to milder weather and a weaker economy
(28) Net income attributable to non-controlling interests
Competitive business¹:
(14) Higher interest and depreciation expense and other
(9) All other, net
(24) Higher retail system and outsourcing transition costs and increased bad debt expense
(21) Total change in adjusted (non-GAAP) operating results
Better
(Worse)
Than
YTD 08
Description/Drivers
1 Competitive business consists of Competitive Electric Segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results

TCEH
EFH Corp. Adjusted EBITDA (Non-GAAP)
YTD 08 YTD 09
2,307
2,194
1 See Appendix for Regulation G reconciliations and definition.  Includes $11 million, $(1) million, $16 million and $7 million in Q2 09, Q2 08, YTD 09 and YTD 08, respectively, of Corp. & Other Adjusted EBITDA.
Q2 09 and YTD 09 Adjusted EBITDA variances were driven by the same key drivers impacting
(non-GAAP) operating results.
EFH Corp. Adjusted EBITDA (non-GAAP)
Q2 09 vs. Q2 08 and YTD 09 vs. YTD 08; $ millions
Oncor
Q2 08 Q2 09
1,191
1,054
851
745
329
310
1,674
1,570
617
617
1

15,896
17,349
30,990
33,413
8,048
8,244
17,181
17,835
Oncor Operational Results
Electricity distribution points of delivery
End of period, thousands of meters
Electric energy billed volumes; GWh
Q2 09 Q2 08
Q2 09 Q2 08
7% YTD decline in SMB & LCI volumes
Growth below ERCOT estimated CAGR of 1.9%
Q2 09 Highlights
Lower energy volumes due to a weaker
economy and milder weather
Improved reliability
–
fewer interruptions
and shorter interruption durations
Execution of AMS plan
–
~250,000
advanced meters installed to date
Two Certificates of Convenience and
Necessity related to CREZ filed with the
PUC
SAIDI (non-storm) ; Minutes
Q2 09
Q2 08
80.2
85.3
Shorter interruption durations
1
System Average Interruption Duration Index (non-storm) is the average number of minutes electric service is interrupted per consumer in a year.
2
SMB – small business; LCI – large commercial and industrial
Residential
SMB & LCI
6%
QTR
1%
6%
YTD 09 YTD 08
3,137
3,108
23,944
25,593
48,171
51,248
1
2

TXU Energy Operational Results
YTD reflects milder weather and economic impacts
substantially offset by customer growth
Q2 09 Q2 08
Total residential customers
End of period, thousands
Q1 09 Q2 09
Retail electricity sales volumes by customer
class; GWh
12,543
23,450
1,911 1,930
Q2 09 Highlights
Completed implementation and
transition to new customer
information system in Q2 09
Lower LCI sales due to reduced
customer usage as a result of a
weaker economy, partially offset by
usage attributable to new customers
Higher SMB sales attributable to
customer growth
Higher residential sales due to
customer growth, partially offset by
lower average residential customer
usage due primarily to milder weather
Slight decline in residential customers
after seven quarters of growth
Announced a series of price
reductions effective in August
1
Small business customers
2
Large commercial and industrial customers
12,382
23,529
YTD 09 YTD 08
1%
QTR
Slight decline in residential customers since Q1 09
1%
QTR
13,055
6,913
3,561
7,084
6,941
12,964
6,857
3,574
3,551
1,908 1,867
3,629
SMB
LCI
Residential
1
2

Luminant Operational Results
Nuclear-fueled generation; GWh
10,293
5,103
YTD 09 Q2 09
Coal-fueled generation; GWh
10,505 10,450
YTD 08 Q2 09
Strong performance from the nuclear fleet
13%
QTR
1%
QTR
YTD decrease in output attributable to economic backdown
Q2 09 Highlights
Solid safety performance
Continued strong nuclear
operations
Economic backdown of coal units
increased by ~300 GWh and ~730
GWh in Q2 09 and YTD 09,
respectively
Higher Q2 09 availability of coal
units of ~250 GWh, offset by
increased economic backdown
Q2 08 YTD 09
21,457
20,705
4,531
9,452
Q2 08 YTD 08

1
Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and, except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
2
As of 6/30/09, the TCEH Revolving Credit Facility includes approximately $139 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy that are only available from the fronting banks and the swingline lender, and excludes $26 million of requested draws not funded by the Lehman subsidiary.
3
Facility to be used during the two-year period commencing on October 11, 2007 to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities, including previously incurred expenditures not yet funded under this facility. The TCEH Delayed Draw Term Loan Facility excludes $16 million of commitments from the
Lehman subsidiary.  In July 2009, this facility was fully drawn.
4
Includes $400 million cash and $65 million letter of credit investment, maturing on 3/31/10, in collateral funding transactions with counterparties to interest rate swaps.
5
Pursuant to the Public Utility Commission of Texas (PUC) rules, TCEH is required to maintain available liquidity to assure adequate credit worthiness of TCEH’s retail electric provider subsidiaries, including the ability to return customer deposits, if necessary.  As a result, at 6/30/09, the total availability under the TCEH credit facilities should be further reduced by $231 million.
EFH Corp. Liquidity Management
EFH Corp. (excluding Oncor) available liquidity
As of 6/30/09; $ millions
• Liquidity reflected in the table does not
include the unlimited capacity available
under the Commodity Collateral Posting
Facility for ~ 680 million MMBtu of
natural gas hedges
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated needs, but will continue to monitor market conditions to ensure financial flexibility.

12 Today’s Agenda Q&A Financial and Operational Overview Q2 09 Review John Young President & CEO

13 13
Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
Estimated net capacity 1,600 MW
Primary fuel Texas lignite
Percent complete at 6/30/09 ~85
Commercial operations date Late 2009/Mid 2010
Estimated net capacity 581 MW
Primary fuel Texas lignite
Initial synchronization date¹
July 2009
Commercial operations date Fall 2009
Luminant’s construction of three new lignite-fueled generating units continues to track on budget, but equipment failures at Sandow 5 have delayed it’s completion date.
1 Initial synchronization date is the milestone for Commercial Operations as defined in the Consent Decree.

Debt Maturity Schedule
EFH Corp. annual long-term debt maturities
As of 6/30/09, 09-14 and thereafter; $ millions
2009 2010 2011
115
309
664
951 955
20,401
17,166
19,383
7,917
6,249
3,000
287
650
700
234
2012 2013 2014 Thereafter
1
Excludes borrowings under the TCEH and Oncor Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit Facility maturing in 2014, Oncor Electric Delivery Transition
Bonds and unamortized discounts and premiums.  Includes amortization of the $4.1 billion Delayed Draw Term Loan (DDTL) and additional debt issued in May 2009 related to the April
2009 payment-in-kind (PIK) election of the EFH and TCEH Toggle Notes.
TCEH
EFH Corp./Other
Oncor
103
294
648
Relatively low long-term debt maturities through 2013.
1

15 Today’s Agenda Q&A Financial and Operational Overview Q2 09 Review EFH Corp. Senior Executive Team

16 Questions & Answers

Appendix – Additional Slides and Regulation G Reconciliations

18 18 18
Unrealized Mark-To-Market Impact Of Hedging – QTR
Unrealized mark-to-market impact of hedging program
6/30/09 vs. 3/31/09; mixed measures, pre-tax
Factor Measure 2009 2010 2011 2012 2013 2014
Total or
Avg.
3/31/09
Natural gas hedges mm MMBtu ~146 ~409 ~496 ~492 ~300 ~99 ~1,942
Wtd avg hedge price $/MMBtu ~$8.05 ~$7.82 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.30 ~$5.93 ~$6.67 ~$6.96 ~$7.11 ~$7.18
Cum. MtM gain at 3/31/09 $ billions ~$0.5 ~$0.8 ~$0.3 ~$0.2 ~$0.0 ~$0.2 ~$2.0
6/30/09
Natural gas hedges mm MMBtu ~112 ~341 ~496 ~492 ~300 ~94 ~1,835
Wtd avg hedge price $/MMBtu ~$7.99 ~$7.80 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.39 ~$6.06 ~$6.89 ~$7.16 ~$7.30 ~$7.43
Cum. MtM gain at 6/30/09 $ billions ~$0.4 ~$0.7 ~$0.1 ~$0.1 ~$0.0 ~$0.2 ~$1.5
Q2 09 MtM loss $ billions ~($0.1) ~($0.1) ~($0.2) ~($0.1) ~$0.0 ~$0.0 ~($0.5)
Weighted average prices are based on sales prices of forward natural gas sales positions in the long-term hedging program based on NYMEX Henry Hub.  Where collars are reflected, sales price represents the collar floor price.  6/30/09 prices for 2009 represent July 1, 2009 through December 31, 2009 values.
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
As of 6/30/09. 2009 represents July 1, 2009 through December 31, 2009 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity (i.e., delta position)
of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 94 million MMBtu in 2014.
Increases in natural gas prices during the second quarter 2009 resulted in a ~$500 million
(~$325 million after tax) unrealized mark-to-market net loss in GAAP income for Q2 09.
1
2
3
1
2
2
3
1

19 19 19
Unrealized Mark-To-Market Impact Of Hedging - YTD
Unrealized mark-to-market impact of hedging program
6/30/09 vs. 12/31/08; mixed measures, pre-tax
Factor Measure 2009 2010 2011 2012 2013 2014
Total or
Avg.
12/31/08
Natural gas hedges mm MMBtu ~173 ~450 ~502 ~492 ~300 ~101 ~2,018
Wtd avg hedge price $/MMBtu ~$8.16 ~$7.82 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$6.11 ~$7.13 ~$7.31 ~$7.23 ~$7.15 ~$7.15
Cum. MtM gain at 12/31/08 $ billions ~$0.4 ~$0.3 ~$0.0 ~$0.0 ~$0.0 ~$0.2 ~$0.9
6/30/09
Natural gas hedges mm MMBtu ~112 ~341 ~496 ~492 ~300 ~94 ~1,835
Wtd avg hedge price $/MMBtu ~$7.99 ~$7.80 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$4.39 ~$6.06 ~$6.89 ~$7.16 ~$7.30 ~$7.43
Cum. MtM gain at 6/30/09 $ billions ~$0.4 ~$0.7 ~$0.1 ~$0.1 ~$0.0 ~$0.2 ~$1.5
YTD 09 MtM gain $ billions ~$0.0 ~$0.4 ~$0.1 ~$0.1 ~$0.0 ~$0.0 ~$0.7
Weighted average prices are based on sales prices of forward natural gas sales positions in the long-term hedging program based on NYMEX Henry Hub.  Where collars are reflected, sales price represents the collar floor price.  6/30/09 prices for 2009 represent July 1, 2009 through December 31, 2009 values.
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
As of 6/30/09. 2009 represents July 1, 2009 through December 31, 2009 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity (i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 94 million MMBtu in 2014.
Reductions in natural gas prices during the first six months of 2009 resulted in a ~$700 million
(~$450 million after tax) unrealized mark-to-market net gain in GAAP income for YTD 09.
1
2
3
1
2
1
2
3

TCEH Natural Gas Exposure
TCEH Natural Gas Position
09-14
¹
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
157
194
53
152
205
189
291
125
68
60
295
502
603
609
10
367
300
21
94
71
112
614
595
596
241
BAL 09 2010 2011 2012 2013 2014
100% Hedge Level
Factor Measure BAL09 2010 2011 2012 2013 2014
Total or
Average
Natural gas hedging
program
million
MMBtu ~92 ~341 ~496 ~492 ~300 ~94 ~1,815
Overall estimated percent
of total NG position hedged percent ~104% ~89% ~90% ~82% ~50% ~16% ~68%
TXUE and Luminant Net Positions
²
Hedges Backed by CCP
1
As of 6/30/09.  Balance of year 2009 is from August 1, 2009 to December 31, 2009.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects.  2009 position includes ~12 million MMBtu of short gas positions associated with retail gas puts and proprietary trading positions;
excluding these positions, 2009 position is ~99% hedged.
20
TCEH has hedged approximately 68% of its estimated Henry Hub-based natural gas price exposure from July 1, 2009  through December 31, 2014 .  More than 95% of the NG Hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.

21 21 21
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
June 30, 2009 Change
BOY Impact
$ millions
7X24 market heat rate (MMbtu/MWh) ~94 0.1 MMBtu/MWh ~1
NYMEX gas price ($/MMBtu) >95 $1/MMBtu ~9
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
>95 $0.10/MMBtu ~0
Diesel ($/gallon)
5
~100 $1/gallon ~0
Base coal ($/ton)
6
~100 $5/ton ~0
Nuclear fuel ($/lb) ~100 $10/lb. ~0
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~15
Mine productivity (tons produced) n.a. 1 million tons ~11
Retail operations Balance of 2009
Residential contribution margin ($/MWh) 15 TWh $1/MWh ~15
Residential consumption 15 TWh 1% ~4
Business markets consumption 12 TWh 1% ~5
Impact on EFH Corp. Adjusted EBITDA
09E; mixed measures
1
2
3
Through the balance of 2009, the majority of commodity-related risks are significantly mitigated.
Balance-of-year (BOY) estimate based on commodity positions as of 6/30/09, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to June 30,
2009.
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across baseload plants (linked primarily to changes in North Zone
7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x24).
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
Includes fuel surcharge on rail transportation.
Excludes fuel surcharge on rail transportation.
1
2
3
4
5
6

4
3
2
1
22 22
2009 Commodity Prices
2.94%
$9.06
$3.63
$82.34
7.35
$11.10
$11.32
Q2 08 Actual Commodity Units Q2 09 Actual YTD 09 Actual BOY 09
NYMEX gas price $/MMBtu $3.69 $4.13 $4.39
HSC gas price $/MMBtu $3.57 $3.80 $4.18
7x24 market heat rate (HSC) MMbtu/MWh 8.08 7.71 8.12
North Zone 7x24 power price $/MWh $28.82 $29.03 $33.41
Gulf Coast ultra-low sulfur diesel $/gallon $1.57 $1.45 $1.88
PRB 8400 coal
5
$/ton $7.61 $8.88 $8.35
LIBOR interest rate
6
percent 1.39% 1.57% 1.11%
Commodity prices
09E; mixed measures
1
Balance-of-year (BOY) estimate based on commodity prices as of 6/30/09 for July 2009 through December 2009.
2
Based on NYMEX forward curve: actuals from Platts-GD
3
Based on market clearing price for energy
4
Actuals from Platts-GC ULSD, BOY from Bloomberg
5
Actuals from Platts, BOY from Bloomberg
6
LIBOR 6-month interest rate from Bloomberg

Financial Definitions
Refers to the combined results of the Competitive Electric segment and Corporate & Other. Competitive Business
Results
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
Contribution Margin (non-
GAAP)
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense (benefit)
plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.  GAAP
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.
The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.
These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring. EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted (non-GAAP)
Operating Results
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued
operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

3
2
1
Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
Q2 09, Q2 08, YTD 09 and YTD 08
$ millions
10 12 8 7 Non-cash compensation expenses
13 7 5 3 Losses on sale of receivables
- 90 - - Impairment of goodwill
- 2 - - EBITDA amount attributable to consolidated unrestricted subsidiaries
- 28 - 16 Net income attributable to noncontrolling interests
9 2 4 1 Impairment of assets and inventory write-down
245 180 107 83 Purchase accounting adjustments
(13) (12) (8) (11) Interest income
35 48 17 24 Amortization of nuclear fuel
6,363 (710) 4,769 320 Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
(638) (636) (321) (338) Oncor EBITDA
135 75 78 50 Oncor dividends
1,674 1,096 831 429 Interest expense and related charges
(3,913)
390
(1,803)
(3,331)
Q2 08
2,498
830
285
287
YTD 09
(4,600) (155) Net income (loss)
(2,463) (48) Income tax expense (benefit)
785 423 Depreciation and amortization
(4,604) 649 EBITDA
YTD 08 Q2 09 Factor
Note: Table and footnotes to this table continue on following page

1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2
Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3
Excludes capitalized amounts.
4
Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5
Includes professional fees primarily for retail billing and customer care systems enhancements and certain incentive compensation.
6
Includes costs related to the Merger, the Sponsor management fee, costs related to certain growth initiatives and costs related to the Oncor sale of noncontrolling interests.
7
Reflects noncapital outage costs.
- - (3) -
Equity losses of unconsolidated affiliate engaged in broadband over power lines
1,713 1,765 823 913 Adjusted EBITDA per Incurrence Covenant
2,194 2,307 1,054 1,191 Adjusted EBITDA per Restricted Payments Covenant
100 100 48 66 Expenses incurred to upgrade or expand a generation station
7
481 542 231 278 Add back Oncor adjustments
26 42 12 25 Transaction and merger expenses
6
8
12
-
Q2 08
12
19
8
YTD 09
- 1 Severance expense
4
24 8 Transition and business optimization costs
5
8 9 Restructuring and other
YTD 08 Q2 09 Factor
Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Q2 09, Q2 08, YTD 09 and YTD 08
$ millions

Table 2: TCEH Adjusted  EBITDA Reconciliation
Q2 09, Q2 08, YTD 09 and YTD 08
$ millions
7 2 7 1 Transaction and merger expenses
6
18 19 7 8 Transition and business optimization costs
5
- 8 - 1 Severance expense
4
3 4 1 2 Non-cash compensation expenses
3
13 7 5 3 Losses on sale of receivables
- 70 - - Impairment of goodwill
2
- 2 - - EBITDA amount attributable to consolidated unrestricted subsidiaries
2 - 2 - Impairment of assets and inventory write-down
222 157 96 71 Purchase accounting adjustments
1
(25) (19) (15) (11) Interest income
35 48 17 24 Amortization of nuclear fuel
6,363 (710) 4,769 320 Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
1,176 562 577 163 Interest expense and related charges
(4,192)
262
(1,791)
(3,240)
Q2 08
1,979
559
341
517
YTD 09
(4,440) (59) Net income (loss)
(2,435) (26) Income tax expense (benefit)
531 283 Depreciation and amortization
(5,168) 361 EBITDA
YTD 08 Q2 09 Factor
Note: Table and footnotes to this table continue on following page

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
Q2 09, Q2 08, YTD 09 and YTD 08
$ millions
4 12 2 7
Other adjustments allowed to determine Adjusted EBITDA per
Maintenance Covenant
8
1,570 1,674 745 851 Adjusted EBITDA per Incurrence Covenant
1,731 1,734 846 873 Adjusted EBITDA per Maintenance Covenant
100 100 48 66 Expenses incurred to upgrade or expand a generation station
7
157 48 99 15 Expenses related to unplanned generation station outages
7
-
Q2 08
7
YTD 09
- 5 Restructuring and other
YTD 08 Q2 09 Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts, power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Includes costs related to the Merger and certain growth initiatives.
7 Reflects noncapital outage costs.
8 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
Table 3: Oncor Adjusted  EBITDA Reconciliation
Q2 09, Q2 08, YTD 09 and YTD 08
$ millions
(22) (20) (11) (10) Purchase accounting adjustments
1
(22) (19) (10) (10) Interest income
660 655 332 348 EBITDA
617 617 311 329 Adjusted EBITDA
1 1 - 1 Transition and business optimization costs
149 171 73 86 Interest expense and related charges
121
52
86
Q2 08
258
86
140
YTD 09
170 82 Net income
100 48 Income tax expense
241 132 Depreciation and amortization
YTD 08 Q2 09 Factor